Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report Fourth-Quarter and Full-Year 2019 Results

(Houston — February 4, 2020) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported fourth-quarter and full-year 2019 results.

Highlights & Announcements

•	Delivered fourth-quarter and full-year 2019 financial and operating results ahead of expectations

•	Progressing strategic / complementary projects that align with long-term industry partners

•	Expect material annual reductions of organic growth capital investment in 2021 and 2022 as projects are completed

•	Advancing portfolio optimization initiatives:

◦	Targeting ~$600 million of 2020 divestitures (non-core asset sales and strategic JVs)

◦	Completed a ~$300 million strategic transaction with Felix Midstream (extension and modification of existing acreage dedication and gathering agreement and bolt-on acquisition of Delaware Basin gathering system)

“We executed well on our 2019 goals and key initiatives, capping the year with fourth-quarter and full-year 2019 results that exceeded expectations,” stated Willie Chiang, Chairman & CEO of Plains All American Pipeline. “We enter 2020 expecting a more competitive market environment. We have a solid financial position and continue to optimize our base business, high-grade our asset portfolio, execute our capital program and streamline the organization to drive efficiencies. Looking to 2021 and beyond, we expect continued growth in fee-based cash flow and a meaningful reduction in capital investment to improve leverage and benefit free cash flow.”

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Plains All American Pipeline, L.P.

Summary Financial Information (unaudited)

(in millions, except per unit data)

	Three Months Ended December 31,		%	Twelve Months Ended December 31,		%
GAAP Results	2019	2018	Change	2019	2018	Change
Net income attributable to PAA	$306	$1,117	(73)%	$2,171	$2,216	(2)%
Diluted net income per common unit	$0.35	$1.38	(75)%	$2.65	$2.71	(2)%
Diluted weighted average common units outstanding (1)	729	799	(9)%	800	799	—%
Distribution per common unit declared for the period	$0.36	$0.30	20%	$1.44	$1.20	20%

(1)	For the twelve months ended December 31, 2019 and the three and twelve months ended December 31, 2018, includes all potentially dilutive securities outstanding (our Series A preferred units and equity-indexed compensation awards) during the period. See the “Computation of Basic and Diluted Net Income Per Common Unit” table attached hereto for additional information.

	Three Months Ended December 31,		%	Twelve Months Ended December 31,		%
Non-GAAP Results (1)	2019	2018	Change	2019	2018	Change
Adjusted net income attributable to PAA	$517	$653	(21)%	$2,063	$1,570	31%
Diluted adjusted net income per common unit	$0.63	$0.80	(21)%	$2.51	$1.88	34%
Adjusted EBITDA	$860	$949	(9)%	$3,237	$2,684	21%
Implied DCF per common unit	$0.72	$0.94	(23)%	$2.99	$2.46	22%

(1)	See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as Adjusted EBITDA and Implied DCF) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Segment Adjusted EBITDA for the fourth quarter and full year of 2019 and 2018 is presented below:

Summary of Selected Financial Data by Segment (unaudited)

(in millions)

	Segment Adjusted EBITDA
	Transportation	Facilities	Supply and Logistics
Three Months Ended December 31, 2019	$451	$176	$232
Three Months Ended December 31, 2018	$425	$181	$342
Percentage change in Segment Adjusted EBITDA versus 2018 period	6%	(3)%	(32)%

	Segment Adjusted EBITDA
	Transportation	Facilities	Supply and Logistics
Twelve Months Ended December 31, 2019	$1,722	$705	$803
Twelve Months Ended December 31, 2018	$1,508	$711	$462
Percentage change in Segment Adjusted EBITDA versus 2018 period	14%	(1)%	74%
Percentage change in Segment Adjusted EBITDA versus 2018 period further adjusted for impact of divested assets (1)	19%	(1)%	N/A

(1)	Estimated impact of divestitures completed during 2018 and 2019, assuming an effective date of January 1, 2018. Divested assets primarily included a 30% interest in BridgeTex Pipeline Company, LLC and certain pipelines in the Rocky Mountain region that were previously reported in our Transportation segment, and a natural gas processing facility and certain crude oil and NGL terminals that were previously reported in our Facilities segment.

Fourth-quarter 2019 Transportation Segment Adjusted EBITDA increased by 6% over comparable 2018 results, primarily driven by higher volumes on our Permian Basin systems, including the Cactus II pipeline, which went into service in August 2019.

Fourth-quarter 2019 Facilities Segment Adjusted EBITDA decreased by 3% versus comparable 2018 results, primarily due to lower activity at certain of our rail terminals.

Fourth-quarter 2019 Supply and Logistics Segment Adjusted EBITDA decreased by 32% versus comparable 2018 results primarily due to less favorable crude oil differentials in the Permian Basin, partially offset by higher NGL margins.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

2020 Full-Year Guidance

The table below presents our full-year 2020 financial and operating guidance:

Financial and Operating Guidance (unaudited)

(in millions, except volumes, per unit and per barrel data)

Twelve Months Ended December 31,
2018	2019	2020 (G)
+ / -
Segment Adjusted EBITDA
Transportation	$1,508	$1,722	$1,820
Facilities	711	705	680
Fee-Based	$2,219	$2,427	$2,500
Supply and Logistics	462	803	75
Adjusted other income/(expense), net	3	7	—
Adjusted EBITDA (1)	$2,684	$3,237	$2,575
Interest expense, net of certain non-cash items (2)	(419)	(407)	(410)
Maintenance capital	(252)	(287)	(250)
Current income tax expense	(66)	(112)	(60)
Other	1	(55)	(5)
Implied DCF (1)	$1,948	$2,376	$1,850
Preferred unit distributions paid (3)	(161)	(198)	(200)
Implied DCF Available to Common Unitholders	$1,787	$2,178	$1,650

Implied DCF per Common Unit (1)	$2.46	$2.99	$2.27
Implied DCF per Common Unit and Common Equivalent Unit (1)	$2.38	$2.91	$2.25

Distributions per Common Unit (4)	$1.20	$1.38	$1.44
Common Unit Distribution Coverage Ratio	2.05	x	2.17	x	1.57	x

Diluted Adjusted Net Income per Common Unit (1)	$1.88	$2.51	$1.66

Operating Data
Transportation
Average daily volumes (MBbls/d)	5,889	6,893	7,600
Segment Adjusted EBITDA per barrel	$0.70	$0.68	$0.65

Facilities
Average capacity (MMBbls/Mo)	124	125	124
Segment Adjusted EBITDA per barrel	$0.48	$0.47	$0.46

Supply and Logistics
Average daily volumes (MBbls/d)	1,309	1,369	1,450
Segment Adjusted EBITDA per barrel	$0.97	$1.61	$0.14

Expansion Capital	$1,888	$1,340	$1,400

First-Quarter Adjusted EBITDA as Percentage of Full Year	22%	27%	27-28%

(G)	2020 Guidance forecasts are intended to be + / - amounts.

(1)	See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the Non-GAAP Reconciliation tables attached hereto for information regarding non-GAAP financial measures and, for the historical 2018 and 2019 periods, their reconciliation to the most directly comparable measures as reported in accordance with GAAP. We do not provide a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures on a forward-looking basis as it is impractical to forecast certain items that we have defined as “Selected Items Impacting Comparability” without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of and the periods in which such items may be recognized. Thus, a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures could result in disclosure that could be imprecise or potentially misleading.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

(2)	Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)	Cash distributions paid to our preferred unitholders during the year presented. Distributions on our Series A preferred units were paid-in-kind for the February 2018 quarterly distribution. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. Distributions on our Series B preferred units are payable in cash semi-annually in arrears on May 15 and November 15.

(4)	Cash distributions per common unit paid during 2018 and 2019. 2020(G) reflects the current distribution rate of $1.44 per common unit.

Plains GP Holdings

PAGP owns an indirect non-economic controlling interest in PAA’s general partner and an indirect limited partner interest in PAA. As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release. Information regarding PAGP’s distributions is reflected below:

	Q4 2019	Q3 2019	Q4 2018
Distribution per Class A share declared for the period	$0.36	$0.36	$0.30
Q4 2019 distribution percentage change from prior periods		—%	20%

Conference Call

PAA and PAGP will hold a joint conference call at 4:00 p.m. CT on Tuesday, February 4, 2020 to discuss the following items:

1.	PAA’s fourth-quarter and full-year 2019 performance;

2.	Financial and operating guidance;

3.	Capitalization and liquidity; and

4.	Plains’ outlook for the future.

Conference Call Webcast Instructions

To access the internet webcast please go to https://event.webcasts.com/starthere.jsp?ei=1277780&tp_key=2a3486ef6a.

Alternatively, the webcast can be accessed on our website (www.plainsallamerican.com) under Investor Relations (Navigate to: Investor Relations / either “PAA” or “PAGP” / News & Events / Quarterly Earnings). Following the live webcast, an audio replay in MP3 format will be available on our website within two hours after the end of the call and will be accessible for a period of 365 days. A transcript will also be available after the call at the above referenced website.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures known as “non-GAAP financial measures” in its evaluation of past performance and prospects for the future. The primary additional measures used by management are earnings before interest, taxes, depreciation and amortization (including our proportionate share of depreciation and amortization of, and gains and losses on significant asset sales by, unconsolidated entities), gains and losses on asset sales and asset impairments and gains on investments in unconsolidated entities, adjusted for certain selected items impacting comparability (“Adjusted EBITDA”) and Implied distributable cash flow (“DCF”).

Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used to supplement related GAAP financial measures, (i) provide additional information about our core operating performance and ability to fund distributions to our unitholders through cash generated by our operations and (ii) provide investors with the same financial analytical framework upon which management bases financial, operational, compensation and planning/budgeting decisions. We also present these and additional non-GAAP financial measures, including adjusted net income attributable to PAA and basic and diluted adjusted net income per common unit, as they are measures that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These non-GAAP measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) gains and losses on derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), the mark-to-market related to our Preferred Distribution Rate Reset Option, gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. These measures may further be adjusted to include amounts related to deficiencies associated with minimum volume commitments whereby we have billed the counterparties for their deficiency obligation and such amounts are recognized as deferred revenue in “Other current liabilities” on our Condensed Consolidated Financial Statements. Such amounts are presented net of applicable amounts subsequently recognized into revenue. Furthermore, the calculation of these measures contemplates tax effects as a separate reconciling item, where applicable. We have defined all such items as “selected items impacting comparability.” Due to the nature of the selected items, certain selected items impacting comparability may impact certain non-GAAP financial measures, referred to as adjusted results, but not impact other non-GAAP financial measures. We do not necessarily consider all of our selected items impacting comparability to be non-recurring, infrequent or unusual, but we believe that an understanding of these selected items impacting comparability is material to the evaluation of our operating results and prospects.

Although we present selected items impacting comparability that management considers in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions, divestitures, expansion projects and numerous other factors. These types of variations may not be separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Annual Report on Form 10-K.

Our definition and calculation of certain non-GAAP financial measures may not be comparable to similarly-titled measures of other companies. Adjusted EBITDA, Implied DCF and other non-GAAP financial performance measures are reconciled to Net Income (the most directly comparable measure as reported in accordance with GAAP) for the historical periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Condensed Consolidated Financial Statements and notes thereto. In addition, we encourage you to visit our website at www.plainsallamerican.com (in particular the section under “Financial Information” entitled “Non-GAAP Reconciliations” within the Investor Relations tab), which presents a reconciliation of our commonly used non-GAAP and supplemental financial measures.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the actual or expected volume of crude oil and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, reduced demand, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition, including the effects of capacity overbuild in areas where we operate; market distortions caused by over-commitments to infrastructure projects, which impacts volumes, margins, returns and overall earnings; unanticipated changes in crude oil and NGL market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, NGL and natural gas and resulting changes in pricing conditions or transportation throughput requirements; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; the occurrence of a natural disaster, catastrophe, terrorist attack (including eco-terrorist attacks) or other event, including cyber or other attacks on our electronic and computer systems; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects, whether due to permitting delays, permitting withdrawals or other factors; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements, and related interpretations; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than minimum contracted volumes until the related credits expire or are used; non-utilization of our assets and facilities; increased costs, or lack of availability, of insurance; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the effectiveness of our risk management activities; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of NGL as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, NGLs and natural gas. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles more than 6 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas. More information is available at www.plainsallamerican.com.

Plains GP Holdings is a publicly traded entity that owns an indirect, non-economic controlling general partner interest in PAA and an indirect limited partner interest in PAA, one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas. More information is available at www.plainsallamerican.com.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
REVENUES	$9,154	$8,786	$33,669	$34,055

COSTS AND EXPENSES
Purchases and related costs	8,234	6,955	29,452	29,793
Field operating costs	320	332	1,303	1,263
General and administrative expenses	72	84	297	316
Depreciation and amortization	163	136	601	520
(Gains)/losses on asset sales and asset impairments, net	34	(36)	28	(114)
Total costs and expenses	8,823	7,471	31,681	31,778

OPERATING INCOME	331	1,315	1,988	2,277

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	115	93	388	375
Gain/(loss) on investment in unconsolidated entities	—	(10)	271	200
Interest expense, net	(114)	(104)	(425)	(431)
Other income/(expense), net	—	(14)	24	(7)

INCOME BEFORE TAX	332	1,280	2,246	2,414
Current income tax expense	(40)	(32)	(112)	(66)
Deferred income tax (expense)/benefit	15	(131)	46	(132)

NET INCOME	307	1,117	2,180	2,216
Net income attributable to noncontrolling interests	(1)	—	(9)	—
NET INCOME ATTRIBUTABLE TO PAA	$306	$1,117	$2,171	$2,216

NET INCOME PER COMMON UNIT:
Net income allocated to common unitholders — Basic	$256	$1,063	$1,967	$2,009
Basic weighted average common units outstanding	728	726	727	726
Basic net income per common unit	$0.35	$1.46	$2.70	$2.77

Net income allocated to common unitholders — Diluted	$256	$1,104	$2,119	$2,164
Diluted weighted average common units outstanding	729	799	800	799
Diluted net income per common unit	$0.35	$1.38	$2.65	$2.71

NON-GAAP ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Adjusted net income attributable to PAA	$517	$653	$2,063	$1,570

Diluted adjusted net income per common unit	$0.63	$0.80	$2.51	$1.88

Adjusted EBITDA	$860	$949	$3,237	$2,684

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	December 31, 2019	December 31, 2018
ASSETS
Current assets	$4,612	$3,533
Property and equipment, net	15,355	14,787
Goodwill	2,540	2,521
Investments in unconsolidated entities	3,683	2,702
Linefill and base gas	981	916
Long-term operating lease right-of-use assets, net	466	—
Long-term inventory	182	136
Other long-term assets, net	858	916
Total assets	$28,677	$25,511

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$5,017	$3,456
Senior notes, net	8,939	8,941
Other long-term debt, net	248	202
Long-term operating lease liabilities	387	—
Other long-term liabilities and deferred credits	891	910
Total liabilities	15,482	13,509

Partners’ capital excluding noncontrolling interests	13,062	12,002
Noncontrolling interests	133	—
Total partners’ capital	13,195	12,002
Total liabilities and partners’ capital	$28,677	$25,511

DEBT CAPITALIZATION RATIOS

(in millions)

	December 31, 2019	December 31, 2018
Short-term debt	$504	$66
Long-term debt	9,187	9,143
Total debt	$9,691	$9,209

Long-term debt	$9,187	$9,143
Partners’ capital	13,195	12,002
Total book capitalization	$22,382	$21,145
Total book capitalization, including short-term debt	$22,886	$21,211

Long-term debt-to-total book capitalization	41%	43%
Total debt-to-total book capitalization, including short-term debt	42%	43%

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER COMMON UNIT (1)

(in millions, except per unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Basic Net Income per Common Unit
Net income attributable to PAA	$306	$1,117	$2,171	$2,216
Distributions to Series A preferred unitholders	(37)	(37)	(149)	(149)
Distributions to Series B preferred unitholders	(12)	(12)	(49)	(49)
Other	(1)	(5)	(6)	(9)
Net income allocated to common unitholders	$256	$1,063	$1,967	$2,009

Basic weighted average common units outstanding	728	726	727	726

Basic net income per common unit	$0.35	$1.46	$2.70	$2.77

Diluted Net Income per Common Unit
Net income attributable to PAA	$306	$1,117	$2,171	$2,216
Distributions to Series A preferred unitholders	(37)	—	—	—
Distributions to Series B preferred unitholders	(12)	(12)	(49)	(49)
Other	(1)	(1)	(3)	(3)
Net income allocated to common unitholders	$256	$1,104	$2,119	$2,164

Basic weighted average common units outstanding	728	726	727	726
Effect of dilutive securities:
Series A preferred units (2)	—	71	71	71
Equity-indexed compensation plan awards (3)	1	2	2	2
Diluted weighted average common units outstanding	729	799	800	799

Diluted net income per common unit	$0.35	$1.38	$2.65	$2.71

(1)	We calculate net income allocated to common unitholders based on the distributions pertaining to the current period’s net income (whether paid in cash or in-kind). After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to common unitholders and participating securities in accordance with the contractual terms of our partnership agreement in effect for the period and as further prescribed under the two-class method.
(2)	The possible conversion of our Series A preferred units was excluded from the calculation of diluted net income per common unit for the three months ended December 31, 2019 as the effect was antidilutive.
(3)	Our equity-indexed compensation plan awards that contemplate the issuance of common units are considered dilutive unless (i) they become vested only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. Equity-indexed compensation plan awards that are deemed to be dilutive are reduced by a hypothetical common unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Selected Items Impacting Comparability: (1)
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$(234)	$610	$(158)	$505
Long-term inventory costing adjustments (3)	22	(38)	20	(21)
Deficiencies under minimum volume commitments, net (4)	8	2	18	(7)
Equity-indexed compensation expense (5)	(4)	(19)	(17)	(55)
Net gain on foreign currency revaluation (6)	7	3	1	1
Line 901 incident (7)	—	—	(10)	—
Selected items impacting comparability - Adjusted EBITDA	$(201)	$558	$(146)	$423
Gains/(losses) from derivative activities (2)	—	—	(1)	4
Gain/(loss) on investment in unconsolidated entities	—	(10)	271	200
Gains/(losses) on asset sales and asset impairments, net	(34)	36	(28)	114
Tax effect on selected items impacting comparability	24	(120)	12	(95)
Selected items impacting comparability - Adjusted net income attributable to PAA	$(211)	$464	$108	$646

(1)	Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.
(2)	We use derivative instruments for risk management purposes and our related processes include specific identification of hedging instruments to an underlying hedged transaction. Although we identify an underlying transaction for each derivative instrument we enter into, there may not be an accounting hedge relationship between the instrument and the underlying transaction. In the course of evaluating our results of operations, we identify the earnings that were recognized during the period related to derivative instruments for which the identified underlying transaction does not occur in the current period and exclude the related gains and losses in determining adjusted results. In addition, we exclude gains and losses on derivatives that are related to investing activities, such as the purchase of linefill. We also exclude the impact of corresponding inventory valuation adjustments, as applicable, as well as the mark-to-market adjustment related to our Preferred Distribution Rate Reset Option.
(3)	We carry crude oil and NGL inventory comprised of minimum working inventory requirements in third-party assets and other working inventory that is needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to linefill in our own assets). We treat the impact of changes in the average cost of the long-term inventory (that result from fluctuations in market prices) and writedowns of such inventory that result from price declines as a selected item impacting comparability.
(4)	We have certain agreements that require counterparties to deliver, transport or throughput a minimum volume over an agreed upon period. Substantially all of such agreements were entered into with counterparties to economically support the return on our capital expenditure necessary to construct the related asset. Some of these agreements include make-up rights if the minimum volume is not met. We record a receivable from the counterparty in the period that services are provided or when the transaction occurs, including amounts for deficiency obligations from counterparties associated with minimum volume commitments. If a counterparty has a make-up right associated with a deficiency, we defer the revenue attributable to the counterparty’s make-up right and subsequently recognize the revenue at the earlier of when the deficiency volume is delivered or shipped, when the make-up right expires or when it is determined that the counterparty’s ability to utilize the make-up right is remote. We include the impact of amounts billed to counterparties for their deficiency obligation, net of applicable amounts subsequently recognized into revenue, as a selected item impacting comparability. We believe the inclusion of the contractually committed revenues associated with that period is meaningful to investors as the related asset has been constructed, is standing ready to provide the committed service and the fixed operating costs are included in the current period results.
(5)	Our total equity-indexed compensation expense includes expense associated with awards that will or may be settled in units and awards that will or may be settled in cash. The awards that will or may be settled in units are included in our diluted net income per unit calculation when the applicable performance criteria have been met. We consider the compensation expense associated with these awards as a selected item impacting comparability as the dilutive impact of the outstanding awards is included in our diluted net income per unit calculation and the majority of the awards are expected to be settled in units. The portion of compensation expense associated with awards that are certain to be settled in cash is not considered a selected item impacting comparability.
(6)	During the periods presented, there were fluctuations in the value of the Canadian dollar to the U.S. dollar, resulting in gains and losses that were not related to our core operating results for the period and were thus classified as a selected item impacting comparability.
(7)	Includes costs recognized during the period related to the Line 901 incident that occurred in May 2015, net of amounts we believe are probable of recovery from insurance.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED ADJUSTED NET INCOME PER COMMON UNIT (1)

(in millions, except per unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Basic Adjusted Net Income per Common Unit
Net income attributable to PAA	$306	$1,117	$2,171	$2,216
Selected items impacting comparability - Adjusted net income attributable to PAA (2)	211	(464)	(108)	(646)
Adjusted net income attributable to PAA	$517	$653	$2,063	$1,570
Distributions to Series A preferred unitholders	(37)	(37)	(149)	(149)
Distributions to Series B preferred unitholders	(12)	(12)	(49)	(49)
Other	(2)	(3)	(6)	(6)
Adjusted net income allocated to common unitholders	$466	$601	$1,859	$1,366

Basic weighted average common units outstanding	728	726	727	726

Basic adjusted net income per common unit	$0.64	$0.83	$2.56	$1.88

Diluted Adjusted Net Income per Common Unit
Net income attributable to PAA	$306	$1,117	$2,171	$2,216
Selected items impacting comparability - Adjusted net income attributable to PAA (2)	211	(464)	(108)	(646)
Adjusted net income attributable to PAA	$517	$653	$2,063	$1,570
Distributions to Series A preferred unitholders	—	—	—	(149)
Distributions to Series B preferred unitholders	(12)	(12)	(49)	(49)
Other	(1)	(1)	(3)	(4)
Adjusted net income allocated to common unitholders	$504	$640	$2,011	$1,368

Basic weighted average common units outstanding	728	726	727	726
Effect of dilutive securities:
Series A preferred units (3)	71	71	71	—
Equity-indexed compensation plan awards (4)	1	2	2	2
Diluted weighted average common units outstanding	800	799	800	728

Diluted adjusted net income per common unit	$0.63	$0.80	$2.51	$1.88

(1)	We calculate adjusted net income allocated to common unitholders based on the distributions pertaining to the current period’s net income (whether paid in cash or in-kind). After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the common unitholders and participating securities in accordance with the contractual terms of our partnership agreement in effect for the period and as further prescribed under the two-class method.

(2)	Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(3)	The possible conversion of our Series A preferred units was excluded from the calculation of diluted adjusted net income per common unit for the twelve months ended December 31, 2018 as the effect was antidilutive.

(4)	Our equity-indexed compensation plan awards that contemplate the issuance of common units are considered dilutive unless (i) they become vested only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. Equity-indexed compensation plan awards that are deemed to be dilutive are reduced by a hypothetical common unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS

Net Income Per Common Unit to Adjusted Net Income Per Common Unit Reconciliations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Basic net income per common unit	$0.35	$1.46	$2.70	$2.77
Selected items impacting comparability per common unit (1)	0.29	(0.63)	(0.14)	(0.89)
Basic adjusted net income per common unit	$0.64	$0.83	$2.56	$1.88

Diluted net income per common unit	$0.35	$1.38	$2.65	$2.71
Selected items impacting comparability per common unit (1)	0.28	(0.58)	(0.14)	(0.83)
Diluted adjusted net income per common unit	$0.63	$0.80	$2.51	$1.88

(1)	See the “Selected Items Impacting Comparability” and the “Computation of Basic and Diluted Adjusted Net Income Per Common Unit” tables for additional information.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

(in millions, except per unit and ratio data)

Three Months Ended December 31,	Twelve Months Ended December 31,
2019	2018	2019	2018
Net Income to Adjusted EBITDA and Implied DCF Reconciliation
Net Income	$307	$1,117	$2,180	$2,216
Interest expense, net	114	104	425	431
Income tax expense	25	163	66	198
Depreciation and amortization	163	136	601	520
(Gains)/losses on asset sales and asset impairments, net	34	(36)	28	(114)
(Gain)/loss on investment in unconsolidated entities	—	10	(271)	(200)
Depreciation and amortization of unconsolidated entities (1)	16	13	62	56
Selected items impacting comparability - Adjusted EBITDA (2)	201	(558)	146	(423)
Adjusted EBITDA	$860	$949	$3,237	$2,684
Interest expense, net of certain non-cash items (3)	(110)	(101)	(407)	(419)
Maintenance capital	(84)	(66)	(287)	(252)
Current income tax expense	(40)	(32)	(112)	(66)
Adjusted equity earnings in unconsolidated entities, net of distributions (4)	(37)	(9)	(49)	1
Distributions to noncontrolling interest (5)	(2)	—	(6)	—
Implied DCF	$587	$741	$2,376	$1,948
Preferred unit distributions paid (6)	(62)	(62)	(198)	(161)
Implied DCF Available to Common Unitholders	$525	$679	$2,178	$1,787

Weighted Average Common Units Outstanding	728	726	727	726
Weighted Average Common Units and Common Equivalent Units	799	797	798	797

Implied DCF per Common Unit (7)	$0.72	$0.94	$2.99	$2.46
Implied DCF per Common Unit and Common Equivalent Unit (8)	$0.71	$0.90	$2.91	$2.38

Cash Distribution Paid per Common Unit	$0.36	$0.30	$1.38	$1.20
Common Unit Cash Distributions (5)	$262	$218	$1,004	$871
Common Unit Distribution Coverage Ratio	2.00	x	3.11	x	2.17	x	2.05	x

Implied DCF Excess / (Shortage)	$263	$461	$1,174	$916

(1)	Adjustment to add back our proportionate share of depreciation and amortization expense and gains and losses on significant asset sales by unconsolidated entities.
(2)	Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.
(3)	Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.
(4)	Comprised of cash distributions received from unconsolidated entities less equity earnings in unconsolidated entities (adjusted for our proportionate share of depreciation and amortization and gains and losses on significant asset sales).
(5)	Cash distributions paid during the period presented.
(6)	Cash distributions paid to our preferred unitholders during the period presented. The current $0.5250 quarterly ($2.10 annualized) per unit distribution requirement of our Series A preferred units was paid-in-kind for each quarterly distribution from their issuance through February 2018. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. The current $61.25 per unit annual distribution requirement of our Series B preferred units, is payable in cash semi-annually in arrears on May 15 and November 15.
(7)	Implied DCF Available to Common Unitholders for the period divided by the weighted average common units outstanding for the period.
(8)	Implied DCF Available to Common Unitholders for the period, adjusted for Series A preferred unit cash distributions paid (if any), divided by the weighted average common units and common equivalent units outstanding for the periods. Our Series A preferred units are convertible into common units, generally on a one-for-one basis and subject to customary anti-dilution adjustments, in whole or in part, subject to certain minimum conversion amounts.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

Net Income Per Common Unit to Implied DCF Per Common Unit and Common Equivalent Unit Reconciliation:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Basic net income per common unit	$0.35	$1.46	$2.70	$2.77
Reconciling items per common unit (1) (2)	0.37	(0.52)	0.29	(0.31)
Implied DCF per common unit	$0.72	$0.94	$2.99	$2.46

Basic net income per common unit	$0.35	$1.46	$2.70	$2.77
Reconciling items per common unit and common equivalent unit (1) (3)	0.36	(0.56)	0.21	(0.39)
Implied DCF per common unit and common equivalent unit	$0.71	$0.90	$2.91	$2.38

(1)	Represents adjustments to Net Income to calculate Implied DCF Available to Common Unitholders. See the “Net Income to Adjusted EBITDA and Implied DCF Reconciliation” table for additional information.
(2)	Based on weighted average common units outstanding for the period of 728 million, 726 million, 727 million and 726 million, respectively.
(3)	Based on weighted average common units outstanding for the period, as well as weighted average Series A preferred units outstanding of 71 million for each of the periods presented.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Revenues (1)	$608	$291	$8,796	$563	$295	$8,446
Purchases and related costs (1)	(89)	(5)	(8,677)	(54)	(5)	(7,411)
Field operating costs (1) (2)	(168)	(93)	(63)	(171)	(88)	(76)
Segment general and administrative expenses (2) (3)	(24)	(20)	(28)	(31)	(23)	(30)
Equity earnings in unconsolidated entities	115	—	—	93	—	—

Adjustments: (4)
Depreciation and amortization of unconsolidated entities	15	1	—	13	—	—
(Gains)/losses from derivative activities net of inventory valuation adjustments	—	1	218	—	2	(628)
Long-term inventory costing adjustments	—	—	(22)	—	—	38
Deficiencies under minimum volume commitments, net	(8)	—	—	2	(4)	—
Equity-indexed compensation expense	2	1	1	10	4	5
Net (gain)/loss on foreign currency revaluation	—	—	7	—	—	(2)
Segment Adjusted EBITDA	$451	$176	$232	$425	$181	$342

Maintenance capital	$52	$23	$9	$38	$26	$2

(1)	Includes intersegment amounts.

(2)	Field operating costs and Segment general and administrative expenses include equity-indexed compensation expense.

(3)	Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)	Represents adjustments utilized by our Chief Operating Decision Maker (“CODM”) in the evaluation of segment results. Many of these adjustments are also considered selected items impacting comparability when calculating consolidated non-GAAP financial measures such as Adjusted EBITDA. See the “Selected Items Impacting Comparability” table for additional discussion.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Twelve Months Ended December 31, 2019			Twelve Months Ended December 31, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Revenues (1)	$2,320	$1,171	$32,276	$1,990	$1,161	$32,822
Purchases and related costs (1)	(244)	(15)	(31,276)	(194)	(17)	(31,487)
Field operating costs (1) (2)	(700)	(360)	(258)	(640)	(360)	(276)
Segment general and administrative expenses (2) (3)	(104)	(83)	(110)	(117)	(82)	(117)
Equity earnings in unconsolidated entities	388	—	—	375	—	—

Adjustments: (4)
Depreciation and amortization of unconsolidated entities	61	1	—	56	—	—
(Gains)/losses from derivative activities net of inventory valuation adjustments	—	(13)	173	(1)	—	(518)
Long-term inventory costing adjustments	—	—	(20)	—	—	21
Deficiencies under minimum volume commitments, net	(18)	—	—	9	(2)	—
Equity-indexed compensation expense	9	4	4	30	11	14
Net loss on foreign currency revaluation	—	—	14	—	—	3
Line 901 incident	10	—	—	—	—	—
Segment Adjusted EBITDA	$1,722	$705	$803	$1,508	$711	$462

Maintenance capital	$161	$97	$29	$139	$100	$13

(1)	Includes intersegment amounts.

(2)	Field operating costs and Segment general and administrative expenses include equity-indexed compensation expense.

(3)	Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)	Represents adjustments utilized by our CODM in the evaluation of segment results. Many of these adjustments are also considered selected items impacting comparability when calculating consolidated non-GAAP financial measures such as Adjusted EBITDA. See the “Selected Items Impacting Comparability” table for additional discussion.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA BY SEGMENT (1)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Transportation segment (average daily volumes in thousands of barrels per day):
Tariff activities volumes
Crude oil pipelines (by region):
Permian Basin (2)	5,052	4,063	4,690	3,732
South Texas / Eagle Ford (2)	446	459	446	442
Central (2)	420	523	498	473
Gulf Coast	179	168	165	178
Rocky Mountain (2)	275	349	293	284
Western	203	194	198	183
Canada	336	326	323	316
Crude oil pipelines	6,911	6,082	6,613	5,608
NGL pipelines	184	212	192	183
Tariff activities total volumes	7,095	6,294	6,805	5,791
Trucking volumes	96	110	88	98
Transportation segment total volumes	7,191	6,404	6,893	5,889

Facilities segment (average monthly volumes):
Liquids storage (average monthly capacity in millions of barrels) (3)	111	109	110	109
Natural gas storage (average monthly working capacity in billions of cubic feet)	63	65	63	66
NGL fractionation (average volumes in thousands of barrels per day)	142	140	144	131
Facilities segment total volumes (average monthly volumes in millions of barrels) (4)	126	124	125	124

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	1,271	1,111	1,162	1,054
NGL sales	221	292	207	255
Supply and Logistics segment total volumes	1,492	1,403	1,369	1,309

(1)	Average volumes are calculated as the total volumes (attributable to our interest) for the period divided by the number of days or months in the period.

(2)	Region includes volumes (attributable to our interest) from pipelines owned by unconsolidated entities.

(3)	Includes volumes (attributable to our interest) from facilities owned by unconsolidated entities.

(4)	Facilities segment total volumes is calculated as the sum of: (i) liquids storage capacity; (ii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iii) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP SEGMENT RECONCILIATIONS

(in millions)

Fee-based Segment Adjusted EBITDA to Adjusted EBITDA Reconciliation:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Transportation Segment Adjusted EBITDA	$451	$425	$1,722	$1,508
Facilities Segment Adjusted EBITDA	176	181	705	711
Fee-based Segment Adjusted EBITDA	$627	$606	$2,427	$2,219
Supply and Logistics Segment Adjusted EBITDA	232	342	803	462
Adjusted other income/(expense), net (1)	1	1	7	3
Adjusted EBITDA (2)	$860	$949	$3,237	$2,684

(1)	Represents “Other income/(expense), net” as reported on our Condensed Consolidated Statements of Operations, adjusted for selected items impacting comparability of $1 million, $15 million, $(17) million and $10 million for the three and twelve months ended December 31, 2019 and 2018, respectively. See the “Selected Items Impacting Comparability” table for additional information.

(2)	See the “Net Income to Adjusted EBITDA and Implied DCF Reconciliation” table for reconciliation to Net Income.

Reconciliation of Segment Adjusted EBITDA to Segment Adjusted EBITDA further adjusted for impact of divested assets:

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Segment Adjusted EBITDA	$451	$176	$232	$425	$181	$342
Impact of divested assets (1)	—	(1)	—	—	(1)	—
Segment Adjusted EBITDA further adjusted for impact of divested assets	$451	$175	$232	$425	$180	$342

	Twelve Months Ended December 31, 2019			Twelve Months Ended December 31, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Segment Adjusted EBITDA	$1,722	$705	$803	$1,508	$711	$462
Impact of divested assets (1)	—	(3)	—	(66)	(5)	—
Segment Adjusted EBITDA further adjusted for impact of divested assets	$1,722	$702	$803	$1,442	$706	$462

(1)	Estimated impact of divestitures completed during 2018 and 2019, assuming an effective date of January 1, 2018. Divested assets primarily included a 30% interest in BridgeTex Pipeline Company, LLC and certain pipelines in the Rocky Mountain region that were previously reported in our Transportation segment, and a natural gas processing facility and certain crude oil and NGL terminals that were previously reported in our Facilities segment.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP
REVENUES	$9,154	$—	$9,154	$8,786	$—	$8,786

COSTS AND EXPENSES
Purchases and related costs	8,234	—	8,234	6,955	—	6,955
Field operating costs	320	—	320	332	—	332
General and administrative expenses	72	1	73	84	1	85
Depreciation and amortization	163	1	164	136	—	136
(Gains)/losses on asset sales and asset impairments, net	34	—	34	(36)	—	(36)
Total costs and expenses	8,823	2	8,825	7,471	1	7,472

OPERATING INCOME	331	(2)	329	1,315	(1)	1,314

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	115	—	115	93	—	93
Gain/(loss) on investment in unconsolidated entities	—	—	—	(10)	—	(10)
Interest expense, net	(114)	—	(114)	(104)	—	(104)
Other expense, net	—	—	—	(14)	—	(14)

INCOME BEFORE TAX	332	(2)	330	1,280	(1)	1,279
Current income tax expense	(40)	—	(40)	(32)	—	(32)
Deferred income tax (expense)/benefit	15	(14)	1	(131)	(54)	(185)

NET INCOME	307	(16)	291	1,117	(55)	1,062
Net income attributable to noncontrolling interests	(1)	(242)	(243)	—	(882)	(882)
NET INCOME ATTRIBUTABLE TO PAGP	$306	$(258)	$48	$1,117	$(937)	$180

BASIC NET INCOME PER CLASS A SHARE			$0.26			$1.13

DILUTED NET INCOME PER CLASS A SHARE			$0.26			$1.12

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			182			159

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			182			160

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Twelve Months Ended December 31, 2019			Twelve Months Ended December 31, 2018
	PAA	Consolidating Adjustments(1)	PAGP	PAA	Consolidating Adjustments(1)	PAGP
REVENUES	$33,669	$—	$33,669	$34,055	$—	$34,055

COSTS AND EXPENSES
Purchases and related costs	29,452	—	29,452	29,793	—	29,793
Field operating costs	1,303	—	1,303	1,263	—	1,263
General and administrative expenses	297	5	302	316	4	320
Depreciation and amortization	601	3	604	520	1	521
(Gains)/losses on asset sales and asset impairments, net	28	—	28	(114)	—	(114)
Total costs and expenses	31,681	8	31,689	31,778	5	31,783

OPERATING INCOME	1,988	(8)	1,980	2,277	(5)	2,272

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	388	—	388	375	—	375
Gain/(loss) on investment in unconsolidated entities	271	—	271	200	—	200
Interest expense, net	(425)	—	(425)	(431)	—	(431)
Other income/(expense), net	24	—	24	(7)	—	(7)

INCOME BEFORE TAX	2,246	(8)	2,238	2,414	(5)	2,409
Current income tax expense	(112)	—	(112)	(66)	—	(66)
Deferred income tax (expense)/benefit	46	(110)	(64)	(132)	(104)	(236)

NET INCOME	2,180	(118)	2,062	2,216	(109)	2,107
Net income attributable to noncontrolling interests	(9)	(1,722)	(1,731)	—	(1,773)	(1,773)
NET INCOME ATTRIBUTABLE TO PAGP	$2,171	$(1,840)	$331	$2,216	$(1,882)	$334

BASIC NET INCOME PER CLASS A SHARE			$1.97			$2.12

DILUTED NET INCOME PER CLASS A SHARE			$1.96			$2.11

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			168			158

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			170			282

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	December 31, 2019			December 31, 2018
	PAA	Consolidating Adjustments(1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP
ASSETS
Current assets	$4,612	$2	$4,614	$3,533	$3	$3,536
Property and equipment, net	15,355	12	15,367	14,787	15	14,802
Goodwill	2,540	—	2,540	2,521	—	2,521
Investments in unconsolidated entities	3,683	—	3,683	2,702	—	2,702
Deferred tax asset	—	1,280	1,280	—	1,304	1,304
Linefill and base gas	981	—	981	916	—	916
Long-term operating lease right-of-use assets, net	466	—	466	—	—	—
Long-term inventory	182	—	182	136	—	136
Other long-term assets, net	858	(2)	856	916	(3)	913
Total assets	$28,677	$1,292	$29,969	$25,511	$1,319	$26,830

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$5,017	$2	$5,019	$3,456	$2	$3,458
Senior notes, net	8,939	—	8,939	8,941	—	8,941
Other long-term debt, net	248	—	248	202	—	202
Long-term operating lease liabilities	387	—	387	—	—	—
Other long-term liabilities and deferred credits	891	—	891	910	—	910
Total liabilities	$15,482	$2	$15,484	$13,509	$2	$13,511

Partners’ capital excluding noncontrolling interests	13,062	(10,907)	2,155	12,002	(10,156)	1,846
Noncontrolling interests	133	12,197	12,330	—	11,473	11,473
Total partners’ capital	13,195	1,290	14,485	12,002	1,317	13,319
Total liabilities and partners’ capital	$28,677	$1,292	$29,969	$25,511	$1,319	$26,830

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

- more -

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Basic Net Income per Class A Share
Net income attributable to PAGP	$48	$180	$331	$334
Basic weighted average Class A shares outstanding	182	159	168	158

Basic net income per Class A share	$0.26	$1.13	$1.97	$2.12

Diluted Net Income per Class A Share
Net income attributable to PAGP	$48	$180	$331	$334
Incremental net income attributable to PAGP resulting from assumed exchange of AAP Management Units	—	—	2	262
Net income attributable to PAGP including incremental net income from assumed exchange of AAP Management Units	$48	$180	$333	$596

Basic weighted average Class A shares outstanding	182	159	168	158
Dilutive shares resulting from assumed exchange of AAP Management Units	—	1	2	124
Diluted weighted average Class A shares outstanding	182	160	170	282

Diluted net income per Class A share (1)	$0.26	$1.12	$1.96	$2.11

(1)	For the twelve months ended December 31, 2018, the possible exchange of AAP units would have had a dilutive effect on basic net income per Class A share. For the three months ended December 31, 2018 and the twelve months ended December 31, 2019 and 2018, the possible exchange of AAP Management Units would have had a dilutive effect on basic net income per Class A share.

Contacts:

Roy Lamoreaux	Brett Magill
Vice President, Investor Relations, Communications and Government Relations	Director, Investor Relations
(866) 809-1291	(866) 809-1291

###

333 Clay Street, Suite 1600	Houston, Texas 77002	713-646-4100 / 866-809-1291